POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Jason Orlandi, Brandon J. Cage, and Michael A. Ramirez, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•                  Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003 and 333-263416.

•                  Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.

•                  Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.

•                  Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	4/10/22	/s/ Darryl D. Button
Darryl D. Button

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Jason Orlandi, Brandon J. Cage, and Michael A. Ramirez, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•                  Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003 and 333-263416.

•                  Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.

•                  Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.

•                  Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	4/8/22	/s/ Adrian S. Griggs
Adrian S. Griggs

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Jason Orlandi, Brandon J. Cage, and Michael A. Ramirez, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•                  Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003 and 333-263416.

•                  Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.

•                  Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.

•                  Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	4/9/22	/s/ Joshua D Scott
Joshua D Scott

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Jason Orlandi, Brandon J. Cage, and Michael A. Ramirez, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•                  Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003 and 333-263416.

•                  Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.

•                  Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.

•                  Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	4/11/22	/s/ Joseph E. Celentano
Joseph E. Celentano

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Brandon J. Cage and Michael A. Ramirez, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•                  Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003 and 333-263416.

•                  Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.

•                  Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.

•                  Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	4/8/22	/s/ Jason Orlandi
Jason Orlandi

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Jason Orlandi, Brandon J. Cage, and Michael A. Ramirez, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•                  Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003 and 333-263416.

•                  Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.

•                  Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.

•                  Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	4/8/22	/s/ Craig W. Leslie
Craig W. Leslie

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life Insurance Company (“Company”) constitutes and appoints Jason Orlandi, Brandon J. Cage, and Michael A. Ramirez, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•                  Registration Statements under Separate Account A of Pacific Life Insurance Company (811-08946): 033-88458, 333-53040, 333-93059, 033-88460, 333-60833, 333-136597, 333-140881, 333-141135, 333-145822 , 333-148865, 333-160772, 333-160999, 333-168026, 333-168284, 333-175279, 333-178739, 333-184973, 333-185326, 333-185327, 333-185328, 333-212627, 333-236927, 333-240070, 333-250190, 333-261003 and 333-263416.

•                  Registration Statement under Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (811-05980): 033-32704.

•                  Registration Statement under Separate Account B of Pacific Life Insurance Company (811-07859): 333-14131.

•                  Registration Statement under Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (811-07082): 333-39209.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	4/8/22	/s/ Jane M. Guon
Jane M. Guon